EXHIBIT 10.23

FORM OF
SUBORDINATION AGREEMENT

This SUBORDINATION AGREEMENT, dated July ___, 2004, is made by _________ a [state] corporation (the “Subordinated Creditor”), and NuVim, Inc., a Delaware corporation (the “Borrower”), in favor of Dick Clark, an individual (“Clark”), party to the Loan Agreement (as defined subsequently).

PRELIMINARY STATEMENTS

1.

Clark has entered into a Loan Agreement, dated as of July 26, 2004, with the Borrower (as it may hereafter be amended or otherwise modified from time to time, the “Loan Agreement”).  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

2.

The Borrower is indebted to the Subordinated Creditor in the principal amount of $__________ evidenced by  _______________, and may hereafter from time to time become indebted or otherwise obligated to the Subordinated Creditor in further amounts.  All indebtedness and other obligations of the Borrower to the Subordinated Creditor now or hereafter existing (whether created directly or acquired by assignment or otherwise), and interest and premiums, if any, thereon and other amounts payable in respect thereof or in connection herewith, are hereinafter referred to as the Subordinated Debt.

3.	It is a condition precedent to the making of advances by Clark under the Loan Agreement that the Subordinated Creditor shall have executed and delivered this Agreement.

NOW, THEREFORE, in consideration of the premises and in order to induce Clark to make Advances under the Loan Agreement, each of the Subordinated Creditor and the Borrower hereby agrees as follows:

Section 1.       Agreement to Subordinate

Each of the Subordinated Creditor and the Borrower agrees that the Subordinated Debt is and shall be subordinate, to the extent and in the manner hereinafter set forth, to the prior payment in full of all obligations of the Borrower now or hereafter existing under the Loan Agreement and the Related Documents, whether for principal, interest (including, without limitation, interest, as provided in the Notes, accruing after the filing of a petition initiating any proceeding referred to in paragraph 3(a), whether or not such interest accrues after the filing of such petition for purposes of the Bankruptcy Code or is an allowed claim in such proceeding), fees, expenses or otherwise (collectively, the “Obligations”).  For the purposes of this Agreement, the Obligations shall not be deemed to have been paid in full until the Maturity Date shall have elapsed and unless Clark shall have received payment of the Obligations in full.

Section 2.       No payments on the Subordinated Debt

No payment (including any payment that may be payable by reason of any other indebtedness of the Borrower being subordinated to payment of the Subordinated Debt) shall be made by or on behalf of the Borrower for or on account of any Subordinated Debt, and the Subordinated Creditor shall not take or receive from the Borrower, directly or indirectly, in cash or other property or by setoff or in any other manner, including, without limitation, from or by way of collateral, payment of all or any of the Subordinated Debt, unless and until the Obligations shall have been paid in full.

Section 3.       Events of Subordination

(a)

In the event of any dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of the Borrower or its debts, whether voluntary or involuntary, in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief, or other similar case or proceeding under any federal or state bankruptcy or similar law or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Borrower or otherwise, Clark shall be entitled to receive payment in full of the Obligations before the Subordinated Creditor is entitled to receive any payment of all or any of the Subordinated Debt, and any payment or distribution of any kind (whether in cash, property, or securities) that otherwise would be payable or deliverable upon or with respect to the Subordinated Debt in any such case, proceeding, assignment, marshalling, or otherwise (including any payment that may be payable by reason of any other indebtedness of the Borrower being subordinated to payment of the Subordinated Debt) shall be paid or delivered directly to Clark for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Obligations until the Obligations shall have been paid in full.

(b)

In the event that any Subordinated Debt is declared due and payable before its stated maturity, Clark shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness before the Subordinated Creditor is entitled to receive any payment (including any payment that may be payable by reason of the payment of any other indebtedness of the Borrower being subordinated to the payment of the Subordinated Debt) by the Borrower on account of the Subordinated Debt.

Section 4.       In Furtherance of Subordination

The Subordinated Creditor agrees as follows:

(a)	If any proceeding referred to in Section 3(a) above is commenced by or against the Borrower,

(i)

Clark is hereby irrevocably authorized and empowered (in its own name or in the name of the Subordinated Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in Section 3(a) and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Subordinated Debt or enforcing any security interest or other lien securing payment of the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interest of Clark hereunder; and

(ii)

The Subordinated Creditor shall duly and promptly take such action as Clark may request (A) to collect the Subordinated Debt for the account of Clark and to file appropriate claims or proofs or claim in respect of the Subordinated Debt; (B) to execute and deliver to Clark such powers of.

attorney, assignments, or other instruments as Clark may request in order to enable Clark to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinated Debt; and (C) to collect and receive any and all payments or distributions that may be payable or deliverable upon or with respect to the Subordinated Debt

(b)

All payments or distributions upon or with respect to the Subordinated Debt that are received by the Subordinated Creditor contrary to the provisions of this Agreement shall be received in trust for the benefit of Clark, shall be segregated from other funds and property held by the Subordinated Creditor and shall be forthwith paid over to Clark in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of noncash property or securities) for, the payment or prepayment of the Obligations in accordance with the terms of the Loan Agreement.

(c)

Clark may demand specific performance of this Agreement, whether or not the Borrower shall have complied with any of the provisions hereof applicable to it, at any time when the Subordinated Creditor shall have failed to comply with any of the provisions of this Agreement applicable to it.  The Subordinated Creditor hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

Section 5.       No Commencement of any Proceeding

The Subordinated Creditor agrees that, so long as payments or distributions for or on account of the Subordinated Debt are not permitted pursuant to Section 2, the Subordinated Creditor will not take, sue for, ask or demand from the Borrower payment of all or any of the Subordinated Debt, or commence, or join with any creditor other than Clark in commencing, directly or indirectly cause the Borrower to commence, or assist the Borrower in commencing, any proceeding referred to in Section 3(a).

Section 6.       Rights of Subrogation

The Subordinated Creditor agrees that no payment or distribution to Clark pursuant to the provisions of this Agreement shall entitle the Subordinated Creditor to exercise any right of subrogation in respect thereof until the Obligations shall have been pain in full.

Section 7.       Subordination Legend; Further Assurances

The Subordinated Creditor and the Borrower will cause each instrument evidencing Subordinated Debt to be indorsed with the following legend:

“The indebtedness evidenced by this instrument is subordinated to the prior payment in full of the Obligations (as defined in the Subordination Agreement hereinafter referred to) pursuant to, and to the extent provided in, the Subordination Agreement, dated July __, 2004, by the maker hereof and payee named herein in favor of Dick Clark.”

The Subordinated Creditor and the Borrower each will further mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Agreement and will, in the case of any Subordinated Debt that is not evidenced by any instrument, upon Clark’s request, cause such Subordinated Debt to be evidenced by an appropriate instrument or instruments indorsed with the previous legend.  The Subordinated Creditor and the Borrower each will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Clark may request, in order to protect any right or interest granted or purported to be granted hereby or to enable Clark to exercise and enforce his rights and remedies hereunder.

Section 8.       Agreements in Respect of Subordinated Debt

(a)	The Subordinated Creditor will not:

(i)

Cancel or otherwise discharge any of the Subordinated Debt (except upon payment in full thereof paid to Clark as contemplated by Section 3(b)), or convert or exchange any of the Subordinated Debt into or for any other indebtedness or equity interest.

(ii)

Sell, assign, pledge, encumber, or otherwise dispose of any of the Subordinated Debt unless such sale, assignment, pledge, encumbrance, or disposition (A) is to a person or entity other than the Borrower or any of its subsidiaries [or affiliates] and (b) is made expressly subject to this Agreement; or

	(iii)	Permit the terms of any of the Subordinated Debt to be changed in such a manner as to have an adverse effect upon the rights or interests of Clark hereunder.

(b)	The Subordinated Creditor shall promptly notify Clark of the occurrence of any default under the Subordinated Debt.

Section 9.       Agreement by the Borrower

The Borrower agrees that it will not make any payment of any of the Subordinated Debt, or take any other action, in contravention of the provisions of this Agreement.

Section 10.      Obligations Hereunder Not Affected

All rights and interests of Clark and all agreements and obligations of the Subordinated Creditor and the Borrower under this Agreement shall remain in full force and effect irrespective of:

(a)	Any lack of validity or enforceability of the Loan Agreement, the Related Documents, or any other agreement or instrument relating thereto;

(b)

Any change in the time, manner, or place of payment of, or in ay other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement or Related Documents, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to the Borrower or any of its subsidiaries or otherwise;

(c)	Any taking, exchange, release, or nonperfection of any other collateral, or any taking, release, or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations.

(d)

Any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other asset of the Borrower or any of its subsidiaries;

(e)	Any change, restructuring, or termination of the corporate structure or existence of the Borrower or any of its subsidiaries; or

(f)	Any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a subordinated creditor.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy, or reorganization of the Borrower or otherwise, all as though such payment had not been made.

Section 11.      Waiver

The Subordinated Creditor and the Borrower each hereby waives promptness, diligence, notice of acceptance, and any other notice with respect to any of the Obligations and this Agreement and any requirement that Clark protect, secure, perfect, or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity or any collateral.

Section 12.      Representations and Warranties

The Subordinated Creditor and the Borrower each hereby represent and warrant as follows:

(a)

The Subordinated Debt now outstanding, true and complete copies of instruments evidencing which have been furnished to Clark, has been duly authorized, issued, and delivered by the Borrower, has not been amended or otherwise modified, and constitutes the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.  There exists no default in respect of any such Subordinated Debt that has not been waived by the Subordinated Creditor.

(b)	The Subordinated Creditor is the legal and beneficial owner of the Subordinated Debt now outstanding free and clear of any lien, security interest, option, or other charge or encumbrance.

(c)	There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

(d)

The Subordinated Creditor has, independently and without reliance upon Clark, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

Section 13.     Amendments, Etc.

No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Subordinated Creditor or the Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by Clark, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 14.      Expenses

The Subordinated Creditor and the Borrower jointly and severally agree upon demand to pay to Clark the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents, that Clark may incur in connection with (a) the failure by the Subordinated Creditor or the Borrower to perform or observe any of the provisions hereof, or (b) the exercise or enforcement of any of the rights of Clark hereunder.

Section 15.      Addresses for Notices

All notices, requests or demands required to be made or given hereunder shall be deemed to have been duly given or made: if by hand, immediately upon delivery; if by certified mail, return receipt requested, five (5) days after mailing; if by overnight delivery service, one day after dispatch; or if by telex, telecopier (fax) or telegram, immediately upon receipt.  All notices, requests or demands shall be in writing and shall be sent to the respective parties at the addresses set forth below (or such other addresses as either party may designate by notice in accordance with the provisions of this paragraph):

To Clark:	c/o Dick Clark Productions, Inc. 3003 West Olive Avenue Burbank, CA 91505
	Telecopy:	(818) 238-4166
	Telephone:	(818) 841-3003

With a required copy to:	Pavia & Harcourt LLP 600 Madison Avenue New York, NY 10022
	Attention:	Jordan E. Ringel, Esq.
	Telecopy:	(212) 980-3185
	Telephone:	(212) 980-3500

To Borrower:	NuVim, Inc. 12 Route 17 North Paramus, New Jersey 07652
	Attention:	Rick Kundrat
	Telecopy:	(201) 556-1012
	Telephone:	(201) 556-1013

With a required copy to:	Maizes & Maizes LLP 2027 Williamsbridge Road Bronx, NY 10461-1630
	Attention:	Michael H. Maizes, Esq.
	Telecopy:	(718) 828-7644
	Telephone:	(718) 823-4000

To Subordinated Creditor:

Attention:
Telecopy:
Telephone:

Section 16.      No Waiver; Remedies

No failure on the part of Clark to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 17.      Continuing Agreement; Assignments Under the Loan Agreement

This Agreement is a continuing agreement and shall (a) remain in full force and effect until the payment in full of the Obligations; (b) be binding upon the Subordinated Creditor, the Borrower and their respective successors and assigns; and (c) inure to the benefit of, and be enforceable by, Clark and his successors, transferees and assigns.  Without limiting the generality of the foregoing clause (c), Clark may assign or otherwise transfer all or any portion of its rights and obligations under the Loan Agreement to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to Clark herein or otherwise.

Section 18.      Governing Law/Consent to Jurisdiction.

SUBORDINATED CREDITOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND FURTHER HEREBY WAIVES ANY RIGHT OF OFFSET OR RIGHT TO INTERPOSE ANY COUNTERCLAIM IN ANY SUCH ACTION.  EACH OF THE PARTIES HERETO EXPRESSLY SUBMITS IN ADVANCE TO THE NON-EXCLUSIVE JURISDICTION OF THE SUPREME COURT, COUNTY OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN ANY ACTION OR PROCEEDING RELATING TO ANY CLAIM, DISPUTE OR OTHER MATTER PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT.  THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the Subordinated Creditor and the Borrower each has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

By:

Name:
Title:

BORROWER:

NUVIM, INC.

By:

Name:	Rick Kundrat
Title:	President